                  LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN
                      INSTITUTIONAL LARGE CAP GROWTH FUND

January 3, 2000

Dear Shareholder:

The J.P. Morgan Institutional Large Cap Growth Fund delivered a strong return of 11.41% for the six months ended November 30, 1999, although it did trail its benchmark, the Russell 1000 Growth Index.

The fund's net asset value on November 30 rose to $17.57 a share, increasing from $15.78 per share over the six-month period. The fund's net assets rose to more than $5.8 million on November 30.

Included in this report is an interview with KATHLEEN TAIT, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                       /s/ Keith M. Schappert

Ramon de Oliveira                           Keith M. Schappert
Chairman of Asset Management                President of Asset Management
 Services                                    Services
J.P. Morgan & Co. Incorporated              J.P. Morgan & Co. Incorporated


------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ......... 1    FUND FACTS AND HIGHLIGHTS ....... 5

FUND PERFORMANCE ................... 2    FINANCIAL STATEMENTS ............ 8

PORTFOLIO MANAGER Q&A .............. 3
------------------------------------------------------------------------------

                                                                              1

Fund performance

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE

                                                                            TOTAL RETURNS
                                                                            -----------------------------------------------
                                                                            THREE          SIX            SINCE
AS OF NOVEMBER 30, 1999                                                     MONTHS         MONTHS         INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Institutional Large Cap Growth Fund                               9.26%        11.41%         17.28%
Russell 1000 Growth Index                                                    10.97%        16.85%         20.61%

AS OF SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Institutional Large Cap Growth Fund                              -6.59%        -1.33%          4.00%
Russell 1000 Growth Index                                                    -3.66%         0.04%          6.40%





* SINCE THE FUND'S PERFORMANCE INCEPTION ON DECEMBER 30, 1998, IT HAS PROVIDED A TOTAL RETURN OF 17.20% THROUGH NOVEMBER 30, 1999. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM DECEMBER 31, 1998, THE FIRST DATE WHEN DATA FOR THE FUND AND ITS BENCHMARK WERE AVAILABLE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX USED TO MEASURE PERFORMANCE OF GROWTH-ORIENTED U.S. STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with KATHLEEN TAIT, vice president, and a member of the portfolio management team of the J.P. Morgan Institutional Large Cap Growth Fund. Kathleen joined J.P. Morgan in 1992 and has held positions in relationship management, new business and new product development and defined contributions. Previously, she held marketing positions with the Reader's Digest Association. Kathleen received her B.A. from Spelman College and her M.B.A from Columbia University. She is a Chartered Financial Analyst. This interview was conducted on December 14, 1999, and reflects her views on that date.

HOW DID THE FUND PERFORM OVER THE LAST SIX MONTHS?

KT: We did comparatively well. In this kind of market, where growth significantly outperforms value, and you have a very strong return purely because of momentum, we are at somewhat of a disadvantage. At this point we are trailing our benchmark, but we are strongly outperforming the S&P 500, mostly because of our allocation to the technology sector.

WHEN DO YOU EXPECT PERFORMANCE TO COME BACK IN LINE WITH THE INDEX?

KT: When the market broadens, and returns are no longer based solely on momentum. We do incorporate a momentum component into our strategy by factoring in our own analysts' earnings estimates revisions. As our analysts gain additional insight, we capture that in their near-term earnings estimates. But this is not purely a momentum strategy. We have a very strong valuation underpinning. That is the main reason why we have strong returns, but not as strong as pure momentum investors or the index.

YET ON AN ABSOLUTE BASIS, PERFORMANCE IS QUITE STRONG.

KT: Yes. For year to date performance, we have another year of strong, double-digit returns - approaching 20%.

HOW MUCH OF THIS IS DUE TO TECHNOLOGY STOCKS?

KT: Quite a bit. We believe that the strength of technology stocks during this period will prove legendary. Technology is now the largest sector in the Russell 1000 Growth Index - about 40%. We have a large weighting in technology companies. The strength in this sector and in our stock picking has been very favorable for the fund. The S&P 500 is about 28% technology.

HOW HAVE YOUR TECHNOLOGY STOCKS FARED?

KT: They have generally outperformed across the board, some strongly. Our best single performer was Sun Microsystems, whose growth has been propelled by the strength in the high-end server market. The explosive growth of the Internet is continuing to fuel the need for large numbers of servers and Sun Microsystems is very well positioned in this arena. We also benefited from other Internet infrastructure holdings such as Cisco Systems and EMC, a computer data storage company.

We've also begun to look at the Internet back office stocks in the business to business arena. I2 Technologies has been a very strong contributor. It provides supply chain management for businesses and is the industry leader. We hold an overweight which has done very well.

Lastly, Teradyne performed well for us. It provides automatic testing systems for semiconductor manufacturers.

WHAT HURT?

KT: In the third quarter, we were just wrong on some stocks, like Waste Management. We had done quite a bit of research on the company - it looked like a case of strong growth, benefiting from consolidation. We had seen the management and done the due diligence, but they had some systems integration problems. Management wasn't clear about what was happening out in the field. So their earnings disappointed numerous times. We have closed out that position.

ANYTHING ELSE?

KT: Philip Morris hurt, because of the tobacco litigation. It was no secret, but we thought that it was already priced into the stock. Then every time the litigation was mentioned in the news, the stock got hit. We have trimmed our position, but we still own it. It looks cheap and still offers international growth.

ONE MORE?

KT: Not owning Qualcomm, the wireless communications providers. It had a huge runup. We have quite a bit of communications exposure, but through broadband holdings, such as MCI WorldCom and Level 3 Communications.

WHAT IS YOUR OUTLOOK?

KT: We're watching our exposure in technology. We were underweight as much as 350 basis points. We have been very steadily closing the gap since the summer.

Since growth stocks are long duration assets, they should be declining as interest rates have been rising. But high P/E growth stocks have been trouncing value stocks as interest rates climbed this year. So it's hard to say when the market will look at relative valuations even within growth.

We will continue to stick with our valuation process. We think the returns we have delivered are very strong. We bring to the table a very disciplined process in a very consistently large capitalization growth portfolio.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Large Cap Growth Fund seeks to provide long-term growth from a portfolio of large cap stocks. It is designed for investors who want an actively managed portfolio of large cap stocks that seeks to outperform the Russell 1000 Growth Index.

-------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
12/31/98

-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 11/30/99
$5,857,163

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
12/20/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE
12/20/99

-------------------------------------------------------------------------------
REGISTRANT
J.P. MORGAN SERIES TRUST
J.P. MORGAN LARGE CAP GROWTH FUND:
  INSTITUTIONAL SHARES

EXPENSE RATIO
The fund's current annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF NOVEMBER 30, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-  TECHNOLOGY 40.1%

-  CONSUMER GOODS & SERVICES 24.1%

-  HEALTHCARE 19.3%

-  FINANCE 6.7%

-  INDUSTRIAL PRODUCTS & SERVICES 5.0%

-  BASIC INDUSTRIES 2.4%

-  UTILITIES 1.2%

-  SHORT-TERM AND OTHER INVESTMENTS 1.2%



LARGEST EQUITY HOLDINGS                   % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
CISCO SYSTEMS, INC. (TECHNOLOGY)                 5.8%
INTEL CORP. (TECHNOLOGY)                         5.4%
MICROSOFT CORP. (TECHNOLOGY)                     4.8%
SUN MICROSYSTEMS, INC. (TECHNOLOGY)              4.3%
BRISTOL-MYERS SQUIBB CO. (HEALTHCARE)            3.0%
GENERAL ELECTRIC CO.
    (INDUSTRIAL PRODUCTS & SERVICES)             2.9%
MONSANTO CO. (HEALTHCARE)                        2.7%
COCA-COLA CO.
    (CONSUMER GOODS & SERVICES)                  2.5%
ROHM & HAAS CO. (BASIC INDUSTRIES)               2.4%
PROCTOR & GAMBLE CO.
    (CONSUMER GOODS & SERVICES)                  2.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT
INC. SERVES AS AN INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN
AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THEN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                   THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES      VALUE
-------------------------------------------------  --------  -----------
COMMON STOCKS (98.8%)
BASIC INDUSTRIES (2.4%)
CHEMICALS (2.4%)
Rohm & Haas Co...................................    3,903   $  142,947
                                                             ----------

CONSUMER GOODS & SERVICES (24.2%)
APPARELS & TEXTILES (1.2%)
Jones Apparel Group, Inc.+.......................    2,700       72,056
                                                             ----------

BROADCASTING & PUBLISHING (2.5%)
AT&T Corp. - Liberty Media Group, Class A+.......    2,420      101,186
Comcast Corp., Class A+..........................    1,000       45,187
                                                             ----------
                                                                146,373
                                                             ----------

ENTERTAINMENT, LEISURE & MEDIA (3.4%)
America Online, Inc.+............................      800       58,150
News Corp. Ltd. (Spons. ADR) (i).................    2,400       82,200
Seagram Company Ltd. (i).........................    1,300       56,631
                                                             ----------
                                                                196,981
                                                             ----------

FOOD, BEVERAGES & TOBACCO (6.7%)
Bestfoods........................................      700       38,369
Coca-Cola Co.....................................    2,200      148,087
PepsiCo, Inc.....................................    3,100      107,144
Philip Morris Companies, Inc.....................    3,800       99,987
                                                             ----------
                                                                393,587
                                                             ----------

HOUSEHOLD PRODUCTS (4.1%)
Kimberly-Clark Corp..............................    1,700      108,587
Procter & Gamble Co..............................    1,200      129,600
                                                             ----------
                                                                238,187
                                                             ----------

PERSONAL CARE (0.8%)
Gillette Co......................................    1,100       44,206
                                                             ----------

RETAIL (5.5%)
Abercrombie & Fitch Co., Class A+................    2,700       87,412
Dayton Hudson Corp...............................    1,100       77,619
eBay, Inc.+......................................      100       16,506
Safeway, Inc.+...................................    1,000       36,875
Wal-Mart Stores, Inc.............................    1,800      103,725
                                                             ----------
                                                                322,137
                                                             ----------
  TOTAL CONSUMER GOODS & SERVICES................             1,413,527
                                                             ----------
              SECURITY DESCRIPTION                  SHARES      VALUE
-------------------------------------------------  --------  -----------

FINANCE (6.7%)
BANKING (3.6%)
Citigroup, Inc...................................    1,050   $   56,569
GreenPoint Financial Corp........................    1,800       45,562
U.S. Bancorp.....................................    1,400       47,862
Washington Mutual, Inc...........................    2,000       58,000
                                                             ----------
                                                                207,993
                                                             ----------

FINANCIAL SERVICES (1.4%)
Ocwen Financial Corp.+...........................    6,000       39,000
TD Waterhouse Group, Inc.+.......................    2,400       42,150
                                                             ----------
                                                                 81,150
                                                             ----------

INSURANCE (1.7%)
Aon Corp.........................................      900       32,119
Marsh & McLennan Companies, Inc..................      500       39,312
Mercury General Corp.............................    1,300       30,387
                                                             ----------
                                                                101,818
                                                             ----------
  TOTAL FINANCE..................................               390,961
                                                             ----------

HEALTHCARE (19.3%)
BIOTECHNOLOGY (1.1%)
Amgen, Inc.+.....................................    1,400       63,787
                                                             ----------

HEALTH SERVICES (1.0%)
Tenet Healthcare Corp.+..........................    2,700       60,244
                                                             ----------

MEDICAL SUPPLIES (1.5%)
Guidant Corp.+...................................      500       25,000
Medtronic, Inc...................................    1,600       62,200
                                                             ----------
                                                                 87,200
                                                             ----------

PHARMACEUTICALS (15.7%)
ALZA Corp.+......................................    1,500       64,781
American Home Products Corp......................    1,200       62,400
Bristol-Myers Squibb Co..........................    2,400      175,350
Eli Lilly & Co...................................    1,800      129,150
Forest Laboratories, Inc.+.......................    1,900       97,256
Merck & Co., Inc.................................      800       62,800
Monsanto Co......................................    3,700      156,094
Schering-Plough Corp.............................    1,300       66,462
Warner-Lambert Co................................    1,200      107,625
                                                             ----------
                                                                921,918
                                                             ----------
  TOTAL HEALTHCARE...............................             1,133,149
                                                             ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES      VALUE
-------------------------------------------------  --------  -----------
INDUSTRIAL PRODUCTS & SERVICES (5.0%)
DIVERSIFIED MANUFACTURING (5.0%)
General Electric Co..............................    1,300   $  169,000
Tyco International Ltd...........................    3,100      124,194
                                                             ----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........               293,194
                                                             ----------
TECHNOLOGY (38.2%)
COMPUTER PERIPHERALS (3.6%)
EMC Corp.+.......................................      898       75,039
Quantum Corp. - Hard Disk Drive+.................    4,250       29,219
Quantum Corp.- DLT & Storage Systems+............    6,700      105,525
                                                             ----------
                                                                209,783
                                                             ----------
COMPUTER SOFTWARE (9.1%)
BMC Software, Inc.+..............................    1,200       87,375
Citrix Systems, Inc.+............................      300       28,463
I2 Technologies, Inc.+...........................      500       42,500
Microsoft Corp.+.................................    3,100      282,245
Oracle Corp.+....................................    1,350       91,547
                                                             ----------
                                                                532,130
                                                             ----------

COMPUTER SYSTEMS (11.8%)
Cisco Systems, Inc.+.............................    3,800      338,913
Compaq Computer Corp.............................    1,700       41,544
International Business Machines Corp.............      600       61,838
Sun Microsystems, Inc.+..........................    1,900      251,275
                                                             ----------
                                                                693,570
                                                             ----------
INFORMATION PROCESSING (2.1%)
Automatic Data Processing, Inc...................    1,200       59,250
EarthLink Network, Inc.+.........................      500       26,188
Rhythms NetConnections, Inc.+....................    1,000       35,250
                                                             ----------
                                                                120,688
                                                             ----------

SEMICONDUCTORS (8.7%)
Applied Materials, Inc.+.........................      600       58,463
Intel Corp.......................................    4,100      314,419
Teradyne, Inc.+..................................    1,400       60,988
Texas Instruments, Inc...........................      800       76,850
                                                             ----------
                                                                510,720
                                                             ----------
              SECURITY DESCRIPTION                  SHARES      VALUE
-------------------------------------------------  --------  -----------

TELECOMMUNICATION SERVICES (0.9%)
Qwest Communications International, Inc.+........    1,600   $   54,700
                                                             ----------

TELECOMMUNICATIONS-EQUIPMENT (2.0%)
Lucent Technologies, Inc.........................    1,160       84,753
Motorola, Inc....................................      300       34,275
                                                             ----------
                                                                119,028
                                                             ----------
  TOTAL TECHNOLOGY...............................             2,240,619
                                                             ----------

UTILITIES (3.0%)
TELEPHONE (3.0%)
Level 3 Communications, Inc.+....................    1,000       67,813
MCI WorldCom, Inc.+..............................    1,300      107,494
                                                             ----------
  TOTAL UTILITIES................................               175,307
                                                             ----------
  TOTAL COMMON STOCKS (COST $4,926,964)..........             5,789,705
                                                             ----------

                                                   PRINCIPAL
                                                    AMOUNT
                                                   ---------
SHORT-TERM INVESTMENTS (1.2%)
OTHER INVESTMENT COMPANIES (1.2%)
J.P. Morgan Institutional Prime Money Market Fund
  (cost $68,585).................................  $ 68,585       68,585
                                                              ----------
TOTAL INVESTMENTS
  (COST $4,995,549) (100.0%)................................   5,858,290
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.0%)...............
                                                                  (1,127)
                                                              ----------
NET ASSETS (100.0%).........................................  $5,857,163
                                                              ==========

------------------------------
Note: Based on the cost of investments of $5,007,545 for federal income tax purposes at November 30, 1999, the aggregate gross unrealized appreciation and depreciation was $1,131,859 and $281,114, respectively, resulting in net unrealized appreciation of $850,745.

+ - Non-income producing security.

(i) Foreign security.

Spon. ADR - Sponsored American Depository Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $4,995,549 )            $5,858,290
Cash                                                      303
Receivable for Investments Sold                        50,672
Receivable for Expense Reimbursements                  15,605
Dividends Receivable                                    3,595
Interest Receivable                                       300
Prepaid Trustees' Fees                                    239
                                                   ----------
    Total Assets                                    5,929,004
                                                   ----------
LIABILITIES
Payable for Investments Purchased                      18,169
Custody Fee Payable                                     2,979
Advisory Fee Payable                                    2,398
Shareholder Servicing Fee Payable                         715
Administration Fee Payable                                 32
Fund Services Fee Payable                                   4
Accrued Expenses                                       47,544
                                                   ----------
    Total Liabilities                                  71,841
                                                   ----------
NET ASSETS                                         $5,857,163
                                                   ==========
J.P. MORGAN INSTITUTIONAL SHARES
Applicable to 333,373 shares outstanding
  (par value $0.001, unlimited shares authorized)  $5,857,163
                                                   ==========
Net Asset Value, Offering and Redemption Price
  per Share                                            $17.57
                                                         ----
                                                         ----
ANALYSIS OF NET ASSETS
Paid-in capital                                    $5,000,600
Undistributed Net Investment Income                     2,904
Accumulated Net Realized Loss on Investments           (9,082)
Net Unrealized Appreciation of Investments            862,741
                                                   ----------
    Net Assets                                     $5,857,163
                                                   ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $46)                                                    $ 21,590
Interest Income                                                 1,911
                                                             --------
    Investment Income                                          23,501
EXPENSES
Professional Fees and Expenses                     $ 19,530
Advisory Fee                                         13,722
Printing Expenses                                     8,250
Custodian Fees and Expenses                           7,049
Shareholder Servicing Fee                             2,744
Administrative Services Fee                           1,387
Administrative Fee                                       64
Fund Services Fee                                        51
Miscellaneous                                        11,986
                                                   --------
    Total Expenses                                   64,783
Less: Reimbursement of Expenses                     (44,186)
                                                   --------
NET EXPENSES                                                   20,597
                                                             --------
NET INVESTMENT INCOME                                           2,904
NET REALIZED LOSS ON INVESTMENTS                              (81,895)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                 674,708
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $595,717
                                                             ========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                                      DECEMBER 31, 1998
                                                      FOR THE SIX      (COMMENCEMENT OF
                                                     MONTHS ENDED        OPERATIONS)
                                                   NOVEMBER 30, 1999       THROUGH
                                                      (UNAUDITED)        MAY 31, 1999
                                                   -----------------  ------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income (Loss)                       $          2,904     $          (716)
Net Realized Gain (Loss) on Investments                     (81,895)             73,529
Net Change in Unrealized Appreciation of
  Investments                                               674,708             188,033
                                                   ----------------     ---------------
    Net Increase in Net Assets Resulting from
      Operations                                            595,717             260,846
                                                   ----------------     ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                 --           5,000,600
                                                   ----------------     ---------------
    Net Increase from Shareholder Transactions                   --           5,000,600
                                                   ----------------     ---------------
    Total Increase in Net Assets                            595,717           5,261,446
NET ASSETS
Beginning of Period                                       5,261,446                  --
                                                   ----------------     ---------------
End of Period (including undistributed net
  investment income of $2,904 and $0,
  respectively.)                                   $      5,857,163     $     5,261,446
                                                   ================     ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period is as follows:

                                                            INSTITUTIONAL SHARES
                                                   --------------------------------------
                                                                         FOR THE PERIOD
                                                   FOR THE SIX MONTHS  DECEMBER 31, 1998
                                                         ENDED          (COMMENCEMENT OF
                                                   NOVEMBER 30, 1999     OPERATIONS) TO
                                                      (UNAUDITED)         MAY 31, 1999
                                                   ------------------  ------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD      $          15.78     $         15.00
                                                    ----------------     ---------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                           0.01                  --
Net Realized and Unrealized Gain on Investments                 1.78                0.78
                                                    ----------------     ---------------
Total from Investment Operations                                1.79                0.78
                                                    ----------------     ---------------

NET ASSET VALUE PER SHARE, END OF PERIOD            $          17.57     $         15.78
                                                    ================     ===============

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                   11.41%(a)              5.20%(a)
Net Assets, End of Period (in thousands)            $          5,857     $         5,261
Ratios to Average Net Assets
  Expenses                                                      0.75%(b)              0.75%(b)
  Net Investment Income                                         0.11%(b)             (0.03)%(b)
  Expenses without Reimbursement                                2.36%(b)              4.01%(b)
  Portfolio Turnover                                              27%                 35%

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Large Cap Growth Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"), which was organized on August 15, 1996. The trust is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. The investment objective is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. Currently, the fund only offers Institutional Shares. The fund commenced operations on December 30, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the fund's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      The fund's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the fund. It is the policy of the fund to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

   c) Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

   d) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   h) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The fund earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 0.50% of the fund's average daily net assets. For the period ended November 30, 1999, such fees amounted to $13,722.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the period ended November 30, 1999, the fee for these services amounted to $64.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the period ended November 30, 1999, the fee for these services amounted to $1,387.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 0.75% of the average daily net assets of the fund and may be terminated at any time after September 30, 1999 at the option of J.P. Morgan. For the period ended November 30, 1999, Morgan has agreed to reimburse Institutional Shares $44,186 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the period ended November 30, 1999, the fee for these services amounted to $2,744 for Institutional Shares.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $51 for the period ended November 30, 1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $11.

   g) The fund may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the fund in an amount to offset any doubling of investment advisory and shareholder servicing fees. For the six months ended November 30, 1999, J.P. Morgan has agreed to reimburse the fund $14 under this agreement.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOVEMBER 30, 1999
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                            FOR THE PERIOD
                                                         FOR THE          DECEMBER 31, 1998
                                                       PERIOD ENDED        (COMMENCEMENT OF
                                                    NOVEMBER 30, 1999    OPERATIONS) THROUGH
                                                       (UNAUDITED)           MAY 31, 1999
                                                   --------------------  --------------------
                                                    SHARES     AMOUNT     SHARES     AMOUNT
                                                   ---------  ---------  --------  ----------
Shares sold......................................       --      $  --     333,373  $5,000,600

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended November 30, 1999 were as follows:

COST OF             PROCEEDS
PURCHASES          FROM SALES
---------          ----------
$      1,467,155   $1,540,762

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of November 30, 1999.

J.P. MORGAN INSTITUTIONAL FUNDS

   FEDERAL MONEY MARKET FUND

   PRIME MONEY MARKET FUND

   TREASURY MONEY MARKET FUND

   TAX EXEMPT MONEY MARKET FUND

   TAX AWARE ENHANCED INCOME FUND:

      INSTITUTIONAL SHARES

   SHORT TERM BOND FUND

   BOND FUND

   GLOBAL STRATEGIC INCOME FUND

   TAX EXEMPT BOND FUND

   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

   NEW YORK TAX EXEMPT BOND FUND

   DIVERSIFIED FUND

   DISCIPLINED EQUITY FUND

   LARGE CAP GROWTH FUND:

      INSTITUTIONAL SHARES

   TAX AWARE DISCIPLINED EQUITY FUND:

      INSTITUTIONAL SHARES

   U.S. EQUITY FUND

   U.S. SMALL COMPANY FUND

   EMERGING MARKETS EQUITY FUND

   EUROPEAN EQUITY FUND

   INTERNATIONAL EQUITY FUND

   INTERNATIONAL OPPORTUNITIES FUND

   SMARTINDEX-TM- FUND: INSTITUTIONAL SHARES




FOR MORE INFORMATION ON THE J.P. MORGAN
INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS
SERVICES AT (800)766-7722.
IM0865-I



J.P. MORGAN
INSTITUTIONAL
LARGE CAP
GROWTH FUND




SEMIANNUAL REPORT
NOVEMBER 30, 1999